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                                 LEASE GUARANTY

                           Maximum Liability $200,000


         In consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by API RED LION SHOPING CENTER ASSOCIATES (the "Partnership") to the undersigned, the receipt and sufficiency of which are hereby acknowledged, the undersigned, SILVER CIRCLE MANAGEMENT CORP. ("Guarantor"), hereby guarantees, absolutely and unconditionally, to the Partnership, the full and prompt payment of monthly minimum rental payable by Tenant under that certain Shopping Center Lease Agreement between the Partnership, as landlord, and The Sports Authority, Inc. ("Tenant"), as tenant, dated February 15, 1990, as amended by Addendum dated as of February 15, 1990 (collectively, the "Lease"), and Guarantor hereby covenants and agrees to and with the Partnership that if default shall at any time be made by Tenant in the payment of monthly minimum rental during the term of the Lease (or, with respect to payments after August 15, 2005, until August 15, 2010, if Tenant does not exercise its option to extend the original term of the Lease), Guarantor shall and will forthwith pay such monthly minimum rental to the Partnership. For purposes of this Guaranty, the monthly minimum rental is $43,825 until August 15, 2005 and thereafter $47,477.08 until August 15, 2010.

         This Guaranty shall be enforceable against Guarantor without the necessity of any notice of non-payment, non-performance or non-observance or any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of the Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) assertion or the failure to assert by the Partnership against Tenant of any of the rights or remedies reserved to the Partnership pursuant to the terms, covenants and conditions of the Lease, or (b) any non-liability of Tenant under the Lease, whether by insolvency, discharge in bankruptcy, or any other defect or defense which may now or hereafter exist in favor of Tenant.



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         This Guaranty shall be a continuing guaranty, and the liability of
Guarantor hereunder shall in no way be affected, modified or diminished by reason of (a) any assignment, renewal, modification, amendment or extension of Lease, or (b) any modification or waiver of or change in any of the terms, covenants and conditions of the Lease by the Partnership and Tenant, or (c) any extension of time that may be granted by the Partnership to Tenant, (d) any consent, release indulgence or other action, inaction or omission under or in respect of the Lease, or (e) any dealings or transactions or matter or thing occurring between the Partnership and Tenant, or (f) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Tenant, whether or not notice thereof is given to Guarantor.

         No delay on the part of the Partnership in exercising any right, power or privilege under this Guaranty or failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         No waiver or modification of any provision of this Guaranty nor any termination of the Guaranty shall be effective unless in writing, signed by the Partnership; nor shall any such waiver be applicable except in the specific instance for which given.

         The Partnership and Guarantor covenant and agree that in any action or proceeding brought on, under or by virtue of this Guaranty, the Partnership and Guarantor shall and do hereby waive trial by jury. Without regard to principles of conflicts of laws, the validity, interpretation, performance and enforcement of this Guaranty shall be governed by and construed in accordance with the internal laws of the State of New York. All parties hereto agree to submit all disputes or enforcement actions hereunder to a court of competent jurisdiction in the State of New York.





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         Any provision herein to the contrary notwithstanding, this Guaranty shall expire and be of no further effect on the earlier to occur of (a) the exercise by Tenant of its option to renew the original term of the Lease, (b) re-leasing of the Premises, as defined in the Lease, to one or more tenant(s) reasonably approved by the Partnership, based on the credit-worthiness of such tenant(s) and their proposed use of such space, or (c) five (5) years from the earlier to occur of (1) the date of any default by the Tenant in the payment of monthly minimum rental or (2) expiration of the original term of the Lease.

         In no event shall the aggregate liability of the Guarantor hereunder exceed $200,000. In no event shall the Guarantor be required to make any payment hereunder earlier than the scheduled date for such corresponding guaranteed payment under the Lease.

         IN WITNESS WHEREOF, the undersigned has duly executed the Guaranty as of this 31st day of May, 2002.

WITNESS:                                          GUARANTOR:
                                                  SILVER CIRCLE MANAGEMENT CORP.


                                                  By: /s/ Leo S. Ullman
---------------------------                           --------------------------
                                                      Name:  Leo S. Ullman
                                                      Title: President





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